Pension and other post-retirement benefits (Tables)	3 Months Ended
Jun. 30, 2012
Pension and other post-retirement benefits
Components of total pension costs
Components of total pension costs
in	2Q12	1Q12	2Q11	6M12	6M11

Total pension costs (CHF million)

Service costs on benefit obligation	95	95	89	190	177

Interest costs on benefit obligation	128	128	136	256	274

Expected return on plan assets	(196)	(194)	(206)	(390)	(415)

Amortization of recognized prior service cost/(credit)	(13)	(14)	3	(27)	7

Amortization of recognized actuarial losses	58	57	36	115	73

Net periodic pension costs	72	72	58	144	116

Curtailment losses/(gains)	(4)	(15)	0	(19)	1

Special termination benefits	0	6	0	6	0

Total pension costs	68	63	58	131	117